Exhibit 99.B(g)(2)(iii)

May 30, 2008

Ms. Mary Jean Milner

Vice President

The Bank of New York Mellon

One Wall Street, 25th Floor

New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the “Agreements”), we hereby notify you of the addition of ING Van Kampen Global Tactical Asset Allocation Portfolio, a newly established series of ING Investors Trust, ING Corporate Leaders 100 Fund, a new series of ING Series Fund, Inc., ING Russell™ Global Large Cap Index 85% Portfolio, and ING Global Equity Option Portfolio, each a newly established series of ING Variable Portfolios, Inc. (collectively, the “Portfolios”) to be included on the Amended Exhibit A to the Agreements as shown.  This Amended Exhibit A supersedes the previous Amended Exhibit A dated April 28, 2008.

In addition, the Amended Exhibit A has been updated to reflect 1) the name change of ING Principal Protection Fund VI to ING Index Plus LargeCap Equity Fund VI, the name change of ING Global Income Builder Fund to ING Global Target Payment Fund, the name change of ING VP Global Science and Technology Portfolio to ING BlackRock Global Science and Technology Portfolio, the name change of ING VP Growth Portfolio to ING Opportunistic LargeCap Growth Portfolio, and the name change of ING VP Value Opportunity Portfolio to ING Opportunistic LargeCap Value Portfolio and 2) the removal of ING GET Fund – Series U because this series matured and dissolved, the removal of ING EquitiesPlus Portfolio and ING VP Global Equity Dividend Portfolio because each series liquidated and dissolved, and the removal of ING Van Kampen Large Cap Growth Portfolio, ING Mid Cap Growth Portfolio, ING Global Technology Portfolio, ING UBS U.S. Allocation Portfolio, ING JPMorgan International Portfolio, ING Legg Mason Partners LargeCap Growth Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, and ING Neuberger Berman Regency Portfolio because each series merged away.

Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below. If you have any questions, please contact me at (480) 477-2190.

Sincerely,

		By:	/s/ Todd Modic
		Name:	Todd Modic
		Title:	Senior Vice President
ING Investors Trust
ING Series Fund, Inc.
ING Variable Portfolios, Inc.
ACCEPTED AND AGREED TO:
The Bank of New York Mellon

By:	/s/ Bruce L. Baumn
Name:	Bruce L. Baumann
Title:	Vice President, Duly Authorized______

7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com	ING Investors Trust ING Series Fund, Inc. ING Variable Portfolios, Inc.

AMENDED EXHIBIT A

Fund	Effective Date

ING Asia Pacific High Dividend Equity Income Fund	March 27, 2007

ING Corporate Leaders Trust Fund
ING Corporate Leaders Trust – Series A	May 17, 2004
ING Corporate Leaders Trust – Series B	May 17, 2004

ING Equity Trust
ING Equity Dividend Fund	December 4, 2007
ING Financial Services Fund	June 9, 2003
ING Fundamental Research Fund	December 28, 2005
ING Index Plus LargeCap Equity Fund	June 2, 2003
ING Index Plus LargeCap Equity Fund II	June 2, 2003
ING Index Plus LargeCap Equity Fund III	June 2, 2003
ING Index Plus LargeCap Equity Fund IV	June 2, 2003
ING Index Plus LargeCap Equity Fund V	June 2, 2003
ING Principal Protection Fund VI	June 2, 2003
ING LargeCap Growth Fund	June 9, 2003
ING LargeCap Value Fund	February 1, 2004
ING MidCap Opportunities Fund	June 9, 2003
ING Opportunistic LargeCap Fund	December 28, 2005
ING Principal Protection Fund VII	May 1, 2003
ING Principal Protection Fund VIII	October 1, 2003
ING Principal Protection Fund IX	February 2, 2004
ING Principal Protection Fund X	May 3, 2004
ING Principal Protection Fund XI	August 16, 2004
ING Principal Protection Fund XII	November 15, 2004
ING Real Estate Fund	June 9, 2003
ING SmallCap Opportunities Fund	June 9, 2003
ING SmallCap Value Multi-Manager Fund	February 1, 2005
ING Value Choice Fund	February 1, 2005

ING Funds Trust
ING Classic Money Market Fund	April 7, 2003
ING GNMA Income Fund	April 7, 2003
ING High Yield Bond Fund	April 7, 2003
ING Institutional Prime Money Market Fund	July 29, 2005
ING Intermediate Bond Fund	April 7, 2003
ING National Tax-Exempt Bond Fund	April 7, 2003

ING GET Fund
ING GET Fund – Series V	March 13, 2003

ING Global Equity Dividend and Premium Opportunity Fund	March 28, 2005

ING Global Advantage and Premium Opportunity Fund	October 27, 2005

ING Infrastructure Development Equity Fund	TBD

ING International High Dividend Equity Income Fund	August 28, 2007

ING Investors Trust
ING AllianceBernstein Mid Cap Growth Portfolio	January 6, 2003
ING American Funds Asset Allocation Portfolio	April 28, 2008
ING American Funds Bond Portfolio	November 9, 2007
ING American Funds Growth Portfolio	September 2, 2003
ING American Funds Growth-Income Portfolio	September 2, 2003
ING American Funds International Portfolio	September 2, 2003
ING BlackRock Inflation Protected Bond Portfolio	April 30, 2007
ING BlackRock Large Cap Growth Portfolio	January 6, 2003
ING BlackRock Large Cap Value Portfolio	January 6, 2003
ING Capital Guardian U.S. Equities Portfolio	January 13, 2003
ING Disciplined Small Cap Value Portfolio	April 28, 2006
ING Evergreen Health Sciences Portfolio	May 3, 2004
ING Evergreen Omega Portfolio	May 3, 2004
ING FMRSM Diversified Mid Cap Portfolio	January 6, 2003
ING Franklin Income Portfolio	April 28, 2006
ING Franklin Mutual Shares Portfolio	April 30, 2007
ING Franklin Templeton Founding Strategy Portfolio	April 30, 2007
ING Focus 5 Portfolio	August 20, 2007
ING Global Real Estate Portfolio	January 3, 2006
ING Global Resources Portfolio	January 13, 2003
ING Goldman Sachs Commodity Strategy Portfolio	April 28, 2008
ING International Growth Opportunities Portfolio	January 13, 2003
ING Janus Contrarian Portfolio	January 13, 2003
ING JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
ING JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
ING JPMorgan Value Opportunities Portfolio	April 29, 2005
ING Julius Baer Foreign Portfolio	January 13, 2003
ING Legg Mason Value Portfolio	January 13, 2003
ING LifeStyle Aggressive Growth Portfolio	May 1, 2004
ING LifeStyle Conservative Portfolio	October 17, 2007
ING LifeStyle Growth Portfolio	May 1, 2004
ING LifeStyle Moderate Growth Portfolio	May 1, 2004
ING LifeStyle Moderate Portfolio	May 1, 2004
ING Limited Maturity Bond Portfolio	January 6, 2003
ING Liquid Assets Portfolio	January 6, 2003
ING Lord Abbett Affiliated Portfolio	January 6, 2003
ING Marsico Growth Portfolio	January 13, 2003
ING Marsico International Opportunities Portfolio	April 29, 2005
ING MFS Total Return Portfolio	January 13, 2003
ING MFS Utilities Portfolio	April 29, 2005
ING Multi-Manager International Small Cap Portfolio	April 28, 2008
ING Oppenheimer Main Street Portfolio®	January 13, 2003
ING PIMCO Core Bond Portfolio	January 13, 2003
ING PIMCO High Yield Portfolio	November 5, 2003
ING Pioneer Equity Income Portfolio	May 11, 2007
ING Pioneer Fund Portfolio	April 29, 2005

ING Pioneer Mid Cap Value Portfolio	April 29, 2005
ING Stock Index Portfolio	November 5, 2003
ING T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
ING T. Rowe Price Equity Income Portfolio	January 13, 2003
ING Templeton Global Growth Portfolio	January 13, 2003
ING Van Kampen Capital Growth Portfolio	January 13, 2003
ING Van Kampen Global Franchise Portfolio	January 13, 2003
ING Van Kampen Global Tactical Asset Allocation Portfolio	August 20, 2008
ING Van Kampen Growth and Income Portfolio	January 13, 2003
ING Van Kampen Real Estate Portfolio	January 13, 2003
ING VP Index Plus International Equity Portfolio	July 29, 2005
ING Wells Fargo Disciplined Value Portfolio	January 6, 2003
ING Wells Fargo Small Cap Disciplined Portfolio	November 30, 2005

ING Mayflower Trust

ING International Value Fund

November 3, 2003

ING Mutual Funds
ING Asia-Pacific Real Estate Fund	October 15, 2007
ING Disciplined International SmallCap Fund	December 20, 2006
ING Diversified International Fund	December 7, 2005
ING Emerging Countries Fund	November 3, 2003
ING Emerging Markets Fixed Income Fund	December 7, 2005
ING European Real Estate Fund	October 15, 2007
ING Foreign Fund	July 1, 2003
ING Global Bond Fund	June 19, 2006
ING Global Equity Dividend Fund	September 2, 2003
ING Global Natural Resources Fund	November 3, 2003
ING Global Real Estate Fund	November 3, 2003
ING Global Value Choice Fund	November 3, 2003
ING Greater China Fund	December 7, 2005
ING Index Plus International Equity Fund	December 7, 2005
ING International Capital Appreciation Fund	December 7, 2005
ING International Equity Dividend Fund	May 16, 2007
ING International Growth Opportunities Fund	November 3, 2003
ING International Real Estate Fund	February 28, 2006
ING International SmallCap Multi-Manager Fund	November 3, 2003
ING International Value Choice Fund	February 1, 2005
ING International Value Opportunities Fund	February 28, 2007
ING Russia Fund	November 3, 2003

ING Partners, Inc.
ING American Century Large Company Value Portfolio	January 10, 2005
ING American Century Small-Mid Cap Value Portfolio	January 10, 2005
ING Baron Asset Portfolio	December 7, 2005
ING Baron Small Cap Growth Portfolio	January 10, 2005
ING Columbia Small Cap Value II Portfolio	April 28, 2006
ING Davis New York Venture Portfolio	January 10, 2005
ING Fidelity® VIP Contrafund® Portfolio	November 15, 2004
ING Fidelity® VIP Equity-Income Portfolio	November 15, 2004
ING Fidelity® VIP Growth Portfolio	November 15, 2004

ING Fidelity® VIP Mid Cap Portfolio	November 15, 2004
ING Index Solution 2015 Portfolio	March 7, 2008
ING Index Solution 2025 Portfolio	March 7, 2008
ING Index Solution 2035 Portfolio	March 7, 2008
ING Index Solution 2045 Portfolio	March 7, 2008
ING Index Solution Income Portfolio	March 7, 2008
ING JPMorgan Mid Cap Value Portfolio	January 10, 2005
ING Legg Mason Partners Aggressive Growth Portfolio	January 10, 2005
ING Neuberger Berman Partners Portfolio	December 7, 2005
ING OpCap Balanced Value Portfolio	January 10, 2005
ING Oppenheimer Global Portfolio	January 10, 2005
ING Oppenheimer Strategic Income Portfolio	January 10, 2005
ING PIMCO Total Return Portfolio	January 10, 2005
ING Pioneer High Yield Portfolio	December 7, 2005
ING Solution 2015 Portfolio	April 29, 2005
ING Solution 2025 Portfolio	April 29, 2005
ING Solution 2035 Portfolio	April 29, 2005
ING Solution 2045 Portfolio	April 29, 2005
ING Solution Growth and Income Portfolio	June 29, 2007
ING Solution Growth Portfolio	June 29, 2007
ING Solution Income Portfolio	April 29, 2005
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
ING T. Rowe Price Growth Equity Portfolio	January 10, 2005
ING Templeton Foreign Equity Portfolio	November 30, 2005
ING Thornburg Value Portfolio	January 10, 2005
ING UBS U.S. Large Cap Equity Portfolio	January 10, 2005
ING UBS U.S. Small Cap Growth Portfolio	April 28, 2006
ING Van Kampen Comstock Portfolio	January 10, 2005
ING Van Kampen Equity and Income Portfolio	January 10, 2005

ING Risk Managed Natural Resources Fund	October 24, 2006

ING Series Fund, Inc.
Brokerage Cash Reserves	June 2, 2003
ING 130/30 Fundamental Research Fund	April 28, 2006
ING Balanced Fund	June 2, 2003
ING Corporate Leaders 100 Fund	June 11, 2008
ING Global Target Payment Fund	March 5, 2008
ING Global Science and Technology Fund	June 2, 2003
ING Growth and Income Fund	June 9, 2003
ING Index Plus LargeCap Fund	June 9, 2003
ING Index Plus MidCap Fund	June 9, 2003
ING Index Plus SmallCap Fund	June 9, 2003
ING Money Market Fund	June 2, 2003
ING Small Company Fund	June 9, 2003
ING Strategic Allocation Conservative Fund	June 2, 2003
ING Strategic Allocation Growth Fund	June 2, 2003
ING Strategic Allocation Moderate Fund	June 2, 2003
ING Tactical Asset Allocation Fund	March 5, 2008

ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund	May 16, 2007
ING SPorts Core Plus Fixed Income Fund	May 16, 2007

ING Strategic Allocation Portfolios, Inc.
ING VP Strategic Allocation Conservative Portfolio	July 7, 2003
ING VP Strategic Allocation Growth Portfolio	July 7, 2003
ING VP Strategic Allocation Moderate Portfolio	July 7, 2003

ING Variable Funds
ING VP Growth and Income Portfolio	July 7, 2003

ING Variable Insurance Trust
ING GET U.S. Core Portfolio – Series 1	June 13, 2003
ING GET U.S. Core Portfolio – Series 2	September 12, 2003
ING GET U.S. Core Portfolio – Series 3	December 12, 2003
ING GET U.S. Core Portfolio – Series 4	March 12, 2004
ING GET U.S. Core Portfolio – Series 5	June 11, 2004
ING GET U.S. Core Portfolio – Series 6	September 10, 2004
ING GET U.S. Core Portfolio – Series 7	December 10, 2004
ING GET U.S. Core Portfolio – Series 8	March 9, 2005
ING GET U.S. Core Portfolio – Series 9	June 8, 2005
ING GET U.S. Core Portfolio – Series 10	September 7, 2005
ING GET U.S. Core Portfolio – Series 11	December 6, 2005
ING GET U.S. Core Portfolio – Series 12	March 2, 2006
ING GET U.S. Core Portfolio – Series 13	June 22, 2006
ING GET U.S. Core Portfolio – Series 14	December 21, 2006

ING Variable Portfolios, Inc.
ING BlackRock Global Science and Technology Portfolio	July 7, 2003
ING Global Equity Option Portfolio	August 20, 2008
ING International Index Portfolio	March 4, 2008
ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio	March 4, 2008
ING Morningstar U.S. Growth Index Portfolio	April 28, 2008
ING Opportunistic LargeCap Growth Portfolio	July 7, 2003
ING Opportunistic LargeCap Value Portfolio	July 7, 2003
ING Russell™ Global Large Cap Index 85% Portfolio	August 20, 2008
ING Russell™ Large Cap Index Portfolio	March 4, 2008
ING Russell™ Mid Cap Index Portfolio	March 4, 2008
ING Russell™ Small Cap Index Portfolio	March 4, 2008
ING VP Index Plus LargeCap Portfolio	July 7, 2003
ING VP Index Plus MidCap Portfolio	July 7, 2003
ING VP Index Plus SmallCap Portfolio	July 7, 2003
ING VP Small Company Portfolio	July 7, 2003
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	January 16, 2008

ING Variable Products Trust
ING VP Financial Services Portfolio	May 1, 2004
ING VP High Yield Bond Portfolio	October 6, 2003
ING VP International Value Portfolio	November 3, 2003

ING VP MidCap Opportunities Portfolio	October 6, 2003
ING VP Real Estate Portfolio	May 1, 2004
ING VP SmallCap Opportunities Portfolio	October 6, 2003

ING VP Balanced Portfolio, Inc.	July 7, 2003

ING VP Intermediate Bond Portfolio	July 7, 2003

ING VP Money Market Portfolio	July 7, 2003